UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

iShares Developed Real Estate Index Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2020

Date of reporting period: 1/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	iShares Developed Real Estate Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2020, the Fund’s Institutional Shares returned 11.22%, Investor A Shares returned 10.96% and Class K Shares returned 11.31%. The benchmark FTSE EPRA Nareit Developed Index returned 10.88% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s (“ECB”) reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive.

In the United States, positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed with real estate the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

In Asia-Pacific, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan and a global risk-on appetite benefited the country’s equity market. The yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed strong returns. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed.

In the United States, the prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Australia outperformed in the Asia-Pacific region as a decline in economic growth was driven by a June rate cut. Japan underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions, and declining export volumes.

In the third quarter of 2019 within the eurozone, Germany underperformed while Belgium was the best-performing country due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In the United States, trade tensions were a key focus for domestic investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience.

In Asia-Pacific, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

By the fourth quarter of 2019, the United Kingdom outperformed amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany performed well. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions – both between the United States and China, and the United States and EU – contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In the United States, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In Asia-Pacific, Japan, Hong Kong and Australia recorded positive gains but ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	iShares Developed Real Estate Index Fund

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.
(d)	Commencement of operations.

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1-Year	Since Inception (b)
Institutional	7.32%	11.22%	6.74%
Investor A	7.19	10.96	6.48
Class K	7.37	11.31	6.80
FTSE EPRA Nareit Developed Index	6.98	10.88	6.38

(a)	See “About Fund Performance” on page 7 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

  Past performance is not indicative of future results.

  Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,073.20	$1.10	$1,000.00	$1,024.15	$1.07	0.21%
Investor A	1,000.00	1,071.90	2.56	1,000.00	1,022.73	2.50	0.49
Class K	1,000.00	1,073.70	0.78	1,000.00	1,024.45	0.77	0.15

(a)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2020 (continued)	iShares Developed Real Estate Index Fund

Portfolio Composition

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Prologis, Inc.	3%
Simon Property Group, Inc.	2
Welltower, Inc.	2
Public Storage	2
Vonovia SE	2
Equity Residential	2
AvalonBay Communities, Inc.	2
Realty Income Corp.	2
Digital Realty Trust, Inc.	2
Mitsui Fudosan Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	55%
Japan	12
Hong Kong	5
United Kingdom	5
Germany	5
Australia	3
Singapore	3
Canada	3
France	3
Sweden	2
Switzerland	1
Belgium	1
Other(a)	2

(a)	Other includes a 1% or less investment in each of the following countries: Austria, Finland, Ireland, Israel, Italy, Netherlands, New Zealand, Norway and Spain.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments January 31, 2020	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Equity Real Estate Investment Trusts (REITs) — 80.3%
Acadia Realty Trust	88,401	$2,194,113
Activia Properties, Inc.	715	3,807,450
Advance Residence Investment Corp.	1,328	4,176,383
Aedifica SA	25,401	3,436,858
AEON REIT Investment Corp.	1,633	2,227,469
Agree Realty Corp.	42,700	3,242,211
Alexander’s, Inc.	2,134	688,599
Alexandria Real Estate Equities, Inc.	117,073	19,106,314
Allied Properties Real Estate Investment Trust	118,762	4,955,446
alstria office REIT-AG	164,047	3,254,526
American Assets Trust, Inc.	50,211	2,287,613
American Campus Communities, Inc.	141,220	6,477,761
American Finance Trust, Inc.	106,294	1,378,633
American Homes 4 Rent, Class A(a)	265,033	7,243,352
Americold Realty Trust	197,629	6,812,272
Apartment Investment & Management Co., Class A	151,890	8,006,122
Apple Hospitality REIT, Inc.	215,098	3,230,772
Aritis REIT	123,822	1,103,114
Armada Hoffler Properties, Inc.	53,909	988,691
Ascencio	5,731	350,849
Ascendas Real Estate Investment Trust	3,032,286	6,981,931
Assura PLC	2,409,250	2,475,140
AvalonBay Communities, Inc.	143,263	31,043,659
Befimmo SA	21,542	1,325,959
Big Yellow Group PLC	160,215	2,489,417
BMO Real Estate Investments Ltd.	272,150	306,905
Boardwalk REIT	38,551	1,375,531
Boston Properties, Inc.	159,074	22,803,258
Brandywine Realty Trust	181,394	2,833,374
British Land Co. PLC	960,352	7,023,388
Brixmor Property Group, Inc.	306,958	6,126,882
Brookfield Property REIT, Inc., Class A	69,138	1,276,287
BWP Trust	491,244	1,340,430
Camden Property Trust	95,382	10,723,798
Canadian Apartment Properties REIT	164,807	7,048,569
CapitaLand Commercial Trust	2,586,518	3,892,677
CapitaLand Mall Trust	2,453,600	4,511,041
CDL Hospitality Trusts(a)(b)	814,300	930,901
Champion REIT	1,990,000	1,194,136
Charter Hall Long Wale REIT	449,249	1,701,059
Charter Hall Retail REIT	369,267	1,156,668
Chartwell Retirement Residences	224,050	2,383,727
Chatham Lodging Trust	45,922	750,825
Choice Properties Real Estate Investment Trust	264,960	2,927,093
Civitas Social Housing PLC	628,174	821,209
Cofinimmo SA	26,623	4,245,871
Colony Capital, Inc.	484,432	2,262,297
Columbia Property Trust, Inc.	118,184	2,493,682
Comforia Residential REIT, Inc.	615	2,026,256
Cominar Real Estate Investment Trust	187,820	2,067,808
Corporate Office Properties Trust	112,648	3,353,531
Cousins Properties, Inc.	150,534	6,161,357
Covivio	47,294	5,612,105
Crombie Real Estate Investment Trust	90,820	1,098,020
Cromwell Property Group	2,514,714	2,051,788
CubeSmart	198,717	6,293,367
Custodian REIT PLC	381,601	572,435
CyrusOne, Inc.	115,248	7,012,841
Daiwa House REIT Investment Corp.	1,916	5,111,946
Daiwa Office Investment Corp.	288	2,308,137
Derwent London PLC	103,893	5,629,019
Dexus	1,132,366	9,555,058

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	201,540	$1,948,892
Digital Realty Trust, Inc.	213,778	26,292,556
Diversified Healthcare Trust	236,910	1,828,945
Douglas Emmett, Inc.	170,953	7,094,550
Dream Industrial Real Estate Investment Trust	111,847	1,181,518
Dream Office Real Estate Investment Trust	48,244	1,186,597
Duke Realty Corp.	378,081	13,728,121
Easterly Government Properties, Inc.	78,097	1,890,728
EastGroup Properties, Inc.	39,072	5,316,527
Empire State Realty Trust, Inc., Class A	151,940	2,060,306
Empiric Student Property PLC	623,554	815,169
EPR Properties	79,497	5,673,701
Equity Commonwealth	124,105	4,069,403
Equity LifeStyle Properties, Inc.	178,350	12,974,963
Equity Residential	376,398	31,271,146
Essex Property Trust, Inc.	67,313	20,850,875
Eurocommercial Properties NV CVA	48,344	1,209,574
Extra Space Storage, Inc.	129,183	14,297,974
Federal Realty Investment Trust	76,440	9,556,529
First Capital Real Estate Investment Trust	136,592	2,236,624
First Industrial Realty Trust, Inc.	128,229	5,475,378
Fortune Real Estate Investment Trust	1,338,000	1,525,281
Four Corners Property Trust, Inc.	68,062	2,061,598
Franklin Street Properties Corp.	108,128	821,773
Frasers Centrepoint Trust	712,800	1,503,183
Frasers Logistics & Industrial Trust	1,656,700	1,481,148
Frontier Real Estate Investment Corp.	484	2,025,693
Fukuoka REIT Corp.	735	1,271,326
Gaming and Leisure Properties, Inc.	207,404	9,800,876
GCP Student Living PLC	422,098	1,123,121
Gecina SA	53,126	10,039,860
Getty Realty Corp.	33,917	1,069,064
Global Net Lease, Inc.	94,369	1,956,269
Global One Real Estate Investment Corp.	975	1,303,839
GLP J-REIT	3,719	4,995,453
GPT Group	1,997,651	7,970,813
Granite Real Estate Investment Trust	55,998	3,025,855
Great Portland Estates PLC	262,799	3,231,506
H&R Real Estate Investment Trust	293,416	4,742,458
Hamborner REIT AG	70,445	789,174
Hammerson PLC	798,490	2,457,102
Hansteen Holdings PLC	425,066	654,475
Healthcare Realty Trust, Inc.	134,753	4,859,193
Healthcare Trust of America, Inc., Class A	212,549	6,807,944
Healthpeak Properties, Inc.	505,880	18,206,621
Hersha Hospitality Trust	36,225	469,838
Hibernia REIT PLC	691,065	1,051,536
Highwoods Properties, Inc.	104,385	5,230,732
Host Hotels & Resorts, Inc.	731,874	11,958,821
Hudson Pacific Properties, Inc.	157,546	5,725,222
Hulic REIT, Inc.	1,214	2,245,552
ICADE	32,669	3,652,139
Ichigo Office REIT Investment	1,195	1,291,266
Immobiliare Grande Distribuzione SIIQ SpA	48,799	324,336
Impact Healthcare Reit PLC	203,200	289,792
Independence Realty Trust, Inc.	96,252	1,412,017
Industrial & Infrastructure Fund Investment Corp.	1,716	2,632,919
Industrial Logistics Properties Trust	64,883	1,485,172
Innovative Industrial Properties, Inc.(a)	11,319	1,013,051
InterRent Real Estate Investment Trust	121,558	1,544,964
Intervest Offices & Warehouses NV	22,818	677,931
Intu Properties PLC(a)(c)	891,053	200,616
Invesco Office J-REIT, Inc.	9,112	1,940,606
Investors Real Estate Trust	12,162	896,339

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2020	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Invincible Investment Corp.	5,073	$2,562,785
Invitation Homes, Inc.	549,780	17,301,577
Irish Residential Properties REIT PLC	440,592	810,162
Japan Excellent, Inc.	1,258	2,277,879
Japan Hotel REIT Investment Corp.	4,636	3,127,605
Japan Logistics Fund, Inc.	901	2,437,870
Japan Prime Realty Investment Corp.	874	4,043,429
Japan Real Estate Investment Corp.	1,336	9,755,899
Japan Rental Housing Investments, Inc.	1,514	1,504,848
Japan Retail Fund Investment Corp.	2,681	5,736,821
JBG SMITH Properties	125,071	5,071,629
Kenedix Office Investment Corp.	392	3,148,776
Kenedix Residential Next Investment Corp.	900	1,787,458
Kenedix Retail REIT Corp.	541	1,340,580
Keppel DC REIT	1,271,691	2,098,644
Keppel REIT	1,990,100	1,764,635
Killam Apartment Real Estate Investment Trust	85,573	1,303,575
Kilroy Realty Corp.	106,650	8,806,091
Kimco Realty Corp.	414,750	7,900,988
Kite Realty Group Trust	82,517	1,419,292
Kiwi Property Group Ltd.	1,572,174	1,585,017
Klepierre SA	196,979	6,695,684
Land Securities Group PLC	732,242	9,053,670
Lar Espana Real Estate Socimi SA	64,261	476,074
LaSalle Logiport REIT	1,437	2,319,342
Leasinvest Real Estate SCA	2,422	318,305
Lexington Realty Trust	249,897	2,766,360
Liberty Property Trust	160,811	10,074,809
Life Storage, Inc.	47,445	5,369,825
Link REIT(a)	2,172,100	21,965,384
LondonMetric Property PLC	835,899	2,514,467
LTC Properties, Inc.	39,398	1,818,612
LXI REIT PLC	558,243	1,002,537
Macerich Co.	146,031	3,257,952
Mack-Cali Realty Corp.	90,359	1,984,284
Manulife US Real Estate Investment Trust	1,429,800	1,515,588
Mapletree Commercial Trust	2,246,547	3,858,083
Mapletree Industrial Trust	1,587,600	3,226,885
Mapletree Logistics Trust	2,640,070	3,559,819
MCUBS MidCity Investment Corp.	1,538	1,805,087
Medical Properties Trust, Inc.	528,308	11,702,022
Mercialys SA	64,172	809,914
Merlin Properties Socimi SA	339,732	4,818,564
Mid-America Apartment Communities, Inc.	116,798	16,025,854
Mirvac Group	4,019,151	9,067,049
Mitsui Fudosan Logistics Park, Inc.	352	1,705,505
Monmouth Real Estate Investment Corp.	92,554	1,354,065
Montea C.V.A	12,710	1,257,365
Mori Hills REIT Investment Corp.	1,566	2,626,018
Mori Trust Sogo REIT, Inc.	999	1,833,414
National Health Investors, Inc.	43,518	3,672,049
National Retail Properties, Inc.	174,695	9,782,920
National Storage Affiliates Trust	61,441	2,098,210
NewRiver REIT PLC	303,332	753,034
Nippon Accommodations Fund, Inc.	465	3,085,552
Nippon Building Fund, Inc.	1,301	10,539,013
Nippon Prologis REIT, Inc.	2,076	5,967,971
NIPPON REIT Investment Corp.	436	2,042,499
Nomura Real Estate Master Fund, Inc.	4,463	7,858,801
Northview Apartment Real Estate Investment Trust	48,752	1,131,309
NorthWest Healthcare Properties Real Estate Investment Trust	106,106	977,355
NSI NV	17,942	979,009
Office Properties Income Trust	47,741	1,624,626

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Omega Healthcare Investors, Inc.	222,942	$9,352,417
Orix J-REIT, Inc.	2,690	5,683,511
Paramount Group, Inc.	203,215	2,857,203
Park Hotels & Resorts, Inc.	246,877	5,416,481
Pebblebrook Hotel Trust	133,522	3,167,142
Physicians Realty Trust	192,995	3,734,453
Picton Property Income Ltd.(c)	563,838	759,439
Piedmont Office Realty Trust, Inc., Class A	129,449	3,001,922
Premier Investment Corp.	1,276	1,886,298
Primary Health Properties PLC	1,223,109	2,542,191
Prologis, Inc.	646,458	60,043,019
PS Business Parks, Inc.	20,538	3,441,347
Public Storage	152,377	34,095,878
QTS Realty Trust, Inc., Class A	59,462	3,382,199
RDI REIT PLC	261,942	456,581
Realty Income Corp.	335,425	26,300,674
Regency Centers Corp.	171,470	10,637,999
Regional REIT Ltd.(d)	369,450	567,868
Retail Estates NV	10,829	994,183
Retail Opportunity Investments Corp.	115,429	1,912,659
Retail Properties of America, Inc., Class A	221,202	2,687,604
Retail Value, Inc.	14,619	480,527
Rexford Industrial Realty, Inc.	114,014	5,494,335
RioCan Real Estate Investment Trust	327,089	6,712,813
RLJ Lodging Trust	172,330	2,681,455
RPT Realty	79,207	1,104,938
Ryman Hospitality Properties, Inc.	46,930	3,990,458
Sabra Health Care REIT, Inc.	197,148	4,238,682
Safestore Holdings PLC	214,726	2,282,542
Saul Centers, Inc.	12,818	632,953
Scentre Group	5,413,828	13,890,965
Schroder Real Estate Investment Trust Ltd.	562,794	392,393
Segro PLC	1,123,762	13,494,022
Sekisui House REIT, Inc.	4,134	3,548,170
Seritage Growth Properties, Class A	33,648	1,235,555
Service Properties Trust	167,405	3,612,600
Shaftesbury PLC	232,765	2,763,222
Shopping Centres Australasia Property Group	969,536	1,867,135
Simon Property Group, Inc.	316,419	42,131,190
SITE Centers Corp.	157,472	2,001,469
SL Green Realty Corp.	82,191	7,564,860
SmartCentres Real Estate Investment Trust	131,743	3,126,831
Spirit Realty Capital, Inc.	102,723	5,421,720
STAG Industrial, Inc.	136,380	4,396,891
Standard Life Investment Property Income Trust Ltd.	426,390	555,728
Stockland	2,457,783	8,035,134
STORE Capital Corp.	220,097	8,638,807
Summit Hotel Properties, Inc.	104,404	1,157,840
Summit Industrial Income REIT	104,935	1,023,659
Sun Communities, Inc.	93,070	15,093,162
Sunstone Hotel Investors, Inc.	230,130	2,918,048
Suntec Real Estate Investment Trust	2,127,700	2,858,325
Tanger Factory Outlet Centers, Inc.(a)	91,185	1,334,037
Target Healthcare REIT PLC	458,014	725,769
Taubman Centers, Inc.	58,753	1,552,254
Terreno Realty Corp.	67,096	3,841,917
Tokyu REIT, Inc.	926	1,811,785
Triple Point Social Housing REIT PLC(d)	320,888	419,495
Tritax Big Box REIT PLC	1,753,539	3,231,507
UDR, Inc.	298,359	14,294,380
Unibail-Rodamco-Westfield	138,832	18,876,914
United Urban Investment Corp.	3,035	5,442,301
Universal Health Realty Income Trust	13,475	1,662,141
Urban Edge Properties	119,741	2,202,037

SCHEDULE OF INVESTMENT	9

Schedule of Investments (continued) January 31, 2020	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Urstadt Biddle Properties, Inc., Class A	29,595	$670,919
Vastned Retail NV	19,329	520,915
Ventas, Inc.	383,139	22,168,423
VEREIT, Inc.	1,102,470	10,760,107
VICI Properties, Inc.	475,150	12,734,020
Vicinity Centres	3,205,372	5,410,318
Vornado Realty Trust	177,951	11,703,837
Warehouses De Pauw CVA	129,560	3,702,813
Washington Prime Group, Inc.	186,970	562,780
Washington Real Estate Investment Trust	83,143	2,530,873
Weingarten Realty Investors	124,519	3,623,503
Welltower, Inc.	417,040	35,410,866
Wereldhave Belgium NV	2,305	214,223
Wereldhave NV(a)	41,955	770,839
Workspace Group PLC	134,048	2,152,446
WP Carey, Inc.	175,763	14,785,184
Xenia Hotels & Resorts, Inc.	114,540	2,140,753
Xior Student Housing NV	15,378	946,550

		1,400,546,328

Hotels, Restaurants & Leisure — 0.1%
Pandox AB	92,905	2,071,562

Real Estate Management & Development — 19.0%
ADO Properties SA(d)	29,811	921,717
Aeon Mall Co. Ltd.	124,600	2,070,390
Allreal Holding AG, Registered Shares(c)	14,608	3,033,223
Aroundtown SA	918,619	8,696,399
Atrium Ljungberg AB, - B Shares	46,480	1,124,956
Azrieli Group Ltd.	36,894	2,718,974
CA Immobilien Anlagen AG	71,610	3,150,719
Capital & Counties Properties PLC	747,870	2,399,862
CapitaLand Ltd.	2,576,400	6,789,263
CareTrust REIT, Inc.	94,870	2,104,217
Carmila SA	30,948	607,515
Castellum AB	278,879	6,854,000
Catena AB	25,405	1,100,446
City Developments Ltd.	481,900	3,714,164
Citycon OYJ	77,417	819,527
CK Asset Holdings Ltd.	2,771,000	17,703,788
Deutsche Euroshop AG	51,284	1,398,219
Deutsche Wohnen SE, Bearer Shares	368,234	15,580,051
Dios Fastigheter AB	84,857	782,519
Entra ASA(d)	173,665	2,963,759
Essential Properties Realty Trust, Inc.	80,762	2,229,839
F&C Commercial Property Trust Ltd.	557,687	813,014
Fabege AB	271,177	4,648,417
Fastighets AB Balder, B Shares(c)	99,521	4,721,352
Grainger PLC	628,399	2,453,568
Grand City Properties SA	114,596	2,937,118
Hang Lung Properties Ltd.	2,074,000	4,332,432
Helical PLC	100,082	634,360
Hiag Immobilien Holding AG	2,855	321,602
Hongkong Land Holdings Ltd.	1,199,500	6,366,892
Hufvudstaden AB, A Shares	114,675	2,271,872
Hulic Co. Ltd.	371,500	4,504,292
Hysan Development Co. Ltd.	644,000	2,404,034
Inmobiliaria Colonial Socimi SA	334,833	4,486,632
Kennedy-Wilson Holdings, Inc.	126,918	2,736,352
Klovern AB, B Shares	508,145	1,274,436
Kojamo OYJ	87,047	1,600,624
Kungsleden AB	195,997	2,088,865
LEG Immobilien AG	71,073	8,766,163
Mitsubishi Estate Co. Ltd.	1,194,600	23,395,597
Mitsui Fudosan Co. Ltd.	967,900	25,635,316

Security	Shares	Value

Real Estate Management & Development (continued)
Mobimo Holding AG, Registered Shares(c)	6,790	$2,192,369
New World Development Co. Ltd.	5,895,029	7,363,671
Nomura Real Estate Holdings, Inc.	118,100	2,908,330
Nyfosa AB(c)	160,852	1,575,621
Phoenix Spree Deutschland Ltd.	83,812	353,603
PSP Swiss Property AG, Registered Shares	40,148	6,070,657
Samhallsbyggnadsbolaget i Norden AB	979,461	2,416,375
Sino Land Co. Ltd.	3,283,405	4,474,747
Sirius Real Estate Ltd.	971,295	1,159,466
Sumitomo Realty & Development Co. Ltd.	406,700	14,972,868
Sun Hung Kai Properties Ltd.	1,464,500	20,401,002
Swire Properties Ltd.	1,087,800	3,376,973
Swiss Prime Site AG, Registered Shares(c)	77,146	9,418,383
TAG Immobilien AG(c)	130,333	3,435,018
TLG Immobilien AG	93,595	3,202,276
Tokyo Tatemono Co. Ltd.	204,400	3,302,572
UK Commercial Property REIT Ltd.	681,618	780,366
UNITE Group PLC	293,645	4,930,513
UOL Group Ltd.	509,300	2,958,560
Vonovia SE	559,309	31,923,176
Wallenstam AB, B Shares	171,128	2,240,875
Wharf Real Estate Investment Co. Ltd.	1,257,000	6,491,460
Wihlborgs Fastigheter AB	138,342	2,649,802

		331,755,168

Total Long-Term Investments — 99.4% (Cost — $1,431,547,930)		1,734,373,058

Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.81%(e)(f)(g)	4,149,616	4,152,106
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.54%(e)(g)	4,965,359	4,965,359

Total Short-Term Securities — 0.5% (Cost — $9,116,178)		9,117,465

Total Investments — 99.9% (Cost — $1,440,664,108)		1,743,490,523

Other Assets Less Liabilities — 0.1%		1,719,113

Net Assets — 100.0%		$1,745,209,636

(a)	Security, or a portion of the security, is on loan.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of the security was purchased with the cash collateral from loaned securities.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2020	iShares Developed Real Estate Index Fund

(g)

During the year ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 01/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,600,102	1,549,514	4,149,616	$4,152,106	$112,071	(b)	$1,370	$507
BlackRock Cash Funds: Treasury, SL Agency Shares	4,076,172	889,187	4,965,359	4,965,359	263,860		—	—

				$9,117,465	$375,931		$1,370	$507

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	13	03/12/20	$1,388	$(39,520)
SPI 200 Index	12	03/19/20	1,397	(15,040)
Dow Jones U.S. Real Estate Index	259	03/20/20	9,635	(125,892)

				$(180,452)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$180,452	$—	$—	$—	$180,452

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended January 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,492,983	$—	$—	$—	$2,492,983

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(735,517)	$—	$—	$—	$(735,517)

SCHEDULE OF INVESTMENT	11

Schedule of Investments (continued) January 31, 2020	iShares Developed Real Estate Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,481,298
Average notional value of contracts — short	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$1,120,925,506	$279,620,822	$—	$1,400,546,328
Hotels, Restaurants & Leisure	—	2,071,562	—	2,071,562
Real Estate Management & Development	37,748,616	294,006,552	—	331,755,168
Short-Term Securities	9,117,465	—	—	9,117,465

	$1,167,791,587	$575,698,936	$—	$1,743,490,523

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(180,452)	$—	$—	$(180,452)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

January 31, 2020

iShares Developed Real Estate Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,864,488) (cost — $1,431,547,930)	$1,734,373,058
Investments at value — affiliated (cost — $9,116,178)	9,117,465
Cash pledged for futures contracts	453,000
Foreign currency at value (cost — $4,517,355)	4,521,456
Receivables:
Securities lending income — affiliated	20,070
Capital shares sold	323,118
Dividends — affiliated	18,968
Dividends — unaffiliated	3,625,372
Variation margin on futures contracts	13,925
Prepaid expenses	37,164

Total assets	1,752,503,596

LIABILITIES
Bank overdraft	348,625
Cash collateral on securities loaned at value	4,162,623
Payables:
Investments purchased	403,358
Capital shares redeemed	1,685,603
Investment advisory fees	342,421
Trustees’ and Officer’s fees	9,336
Other accrued expenses	191,839
Variation margin on futures contracts	150,155

Total liabilities	7,293,960

NET ASSETS	$1,745,209,636

NET ASSETS CONSIST OF
Paid-in capital	$1,528,607,919
Accumulated earnings	216,601,717

NET ASSETS	$1,745,209,636

NET ASSET VALUE
Institutional — Based on net assets of $53,799,000 and 4,853,419 shares outstanding, unlimited shares authorized, $0.001 par value	$11.08

Investor A — Based on net assets of $1,755,405 and 158,568 shares outstanding, unlimited shares authorized, $0.001 par value	$11.07

Class K — Based on net assets of $1,689,655,231 and 152,750,085 shares outstanding, unlimited shares authorized, $0.001 par value	$11.06

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended January 31, 2020

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — affiliated	$263,860
Dividends — unaffiliated	70,401,711
Interest — unaffiliated	20,934
Securities lending income — affiliated — net	112,071
Foreign taxes withheld	(3,213,708)

Total investment income	67,584,868

EXPENSES
Investment advisory	2,425,246
Registration	154,757
Custodian	146,683
Professional	94,511
Trustees and Officer	47,878
Transfer agent — class specific	40,357
Printing	36,405
Accounting services	9,208
Service and distribution — class specific	2,245
Miscellaneous	43,512

Total expenses	3,000,802
Less:
Fees waived and/or reimbursed by the Manager	(8,956)
Transfer agent fees waived and/or reimbursed — class specific	(1,105)

Total expenses after fees waived and/or reimbursed	2,990,741

Net investment income	64,594,127

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	2,492,983
Foreign currency transactions	(55,839)
Investments — affiliated	1,370
Investments — unaffiliated	47,988,548

50,427,062

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(735,517)
Foreign currency translations	(125,572)
Investments — affiliated	507
Investments — unaffiliated	100,978,320

100,117,738

Net realized and unrealized gain	150,544,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$215,138,927

See notes to financial statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Developed Real Estate Index Fund
	Year Ended January 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,594,127	$71,904,700
Net realized gain (loss)	50,427,062	(42,015,182)
Net change in unrealized appreciation (depreciation)	100,117,738	112,943,254

Net increase in net assets resulting from operations	215,138,927	142,832,772

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,274,396)	(1,271,240)
Investor A	(65,782)	(22,469)
Class K	(116,627,695)	(83,953,138)

Decrease in net assets resulting from distributions to shareholders	(119,967,873)	(85,246,847)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(940,772,988)	781,754,948

NET ASSETS
Total increase (decrease) in net assets	(845,601,934)	839,340,873
Beginning of year	2,590,811,570	1,751,470,697

End of year	$1,745,209,636	$2,590,811,570

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund

	Institutional
	Year Ended January 31,						Period from 08/13/15 (a) to 01/31/16
	2020	2019		2018	2017

Net asset value, beginning of period	$10.65	$10.51		$9.97	$9.35		$10.00

Net investment income(b)	0.35	0.36	(c)	0.35	0.29		0.12
Net realized and unrealized gain (loss)	0.81	0.18		0.68	0.56		(0.64)

Net increase (decrease) from investment operations	1.16	0.54		1.03	0.85		(0.52)

Distributions(d)
From net investment income	(0.72)	(0.40)		(0.45)	(0.23)		(0.13)
From net realized gain	(0.01)	(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.73)	(0.40)		(0.49)	(0.23)		(0.13)

Net asset value, end of period	$11.08	$10.65		$10.51	$9.97		$9.35

Total Return(f)
Based on net asset value	11.22%	5.41%		10.36%	9.09%		(5.19	)%(g)

Ratios to Average Net Assets
Total expenses	0.21%	0.20	%(h)	0.22%	3.91	%(i)	2.89	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.21%	0.20%		0.22%	0.29	%(i)	0.29	%(j)

Net investment income	3.22%	3.50	%(c)	3.37%	2.94	%(i)	2.66	%(j)

Supplemental Data
Net assets, end of period (000)	$53,799	$38,560		$29,007	$307		$326

Portfolio turnover rate	19%	23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.85%.

See notes to financial statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Investor A
	Year Ended January 31,						Period from 08/13/15 (a) to 01/31/16
	2020	2019		2018	2017

Net asset value, beginning of period	$10.64	$10.48		$9.95	$9.35		$10.00

Net investment income(b)	0.34	0.29	(c)	0.29	0.23		0.09
Net realized and unrealized gain (loss)	0.80	0.22		0.70	0.61		(0.61)

Net increase (decrease) from investment operations	1.14	0.51		0.99	0.84		(0.52)

Distributions(d)
From net investment income	(0.70)	(0.35)		(0.42)	(0.24)		(0.13)
From net realized gain	(0.01)	(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.71)	(0.35)		(0.46)	(0.24)		(0.13)

Net asset value, end of period	$11.07	$10.64		$10.48	$9.95		$9.35

Total Return(f)
Based on net asset value	10.96%	5.09%		10.01%	8.93%		(5.26	)%(g)

Ratios to Average Net Assets
Total expenses	0.61%	0.62	%(h)	0.56%	2.27	%(i)	3.65	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.49%	0.49%		0.49%	0.49	%(i)	0.49	%(j)

Net investment income	3.05%	2.86	%(c)	2.78%	2.24	%(i)	2.00	%(j)

Supplemental Data
Net assets, end of period (000)	$1,755	$561		$3,323	$1,539		$28

Portfolio turnover rate	19%	23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.79%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Class K
	Year Ended January 31,						Period from 08/13/15 (a) to 01/31/16
	2020	2019		2018	2017

Net asset value, beginning of period	$10.63	$10.49		$9.95	$9.35		$10.00

Net investment income(b)	0.35	0.36	(c)	0.32	0.26		0.10
Net realized and unrealized gain (loss)	0.82	0.18		0.71	0.60		(0.61)

Net increase (decrease) from investment operations	1.17	0.54		1.03	0.86		(0.51)

Distributions(d)
From net investment income	(0.73)	(0.40)		(0.45)	(0.26)		(0.14)
From net realized gain	(0.01)	(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.74)	(0.40)		(0.49)	(0.26)		(0.14)

Net asset value, end of period	$11.06	$10.63		$10.49	$9.95		$9.35

Total Return(f)
Based on net asset value	11.31%	5.48%		10.41%	9.12%		(5.17	)%(g)

Ratios to Average Net Assets
Total expenses	0.15%	0.15	%(h)	0.17%	0.32	%(i)	3.21	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.15%	0.14%		0.17%	0.19	%(i)	0.24	%(j)

Net investment income	3.20%	3.53	%(c)	3.08%	2.65	%(i)	2.27	%(j)

Supplemental Data
Net assets, end of period (000)	$1,689,655	$2,551,691		$1,719,140	$911,094		$4,640

Portfolio turnover rate	19%	23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.40%.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$103,042	$(103,042)	$—
Credit Suisse Securities (USA) LLC	193,787	(193,787)	—
Goldman Sachs & Co	1,783,889	(1,783,889)	—
Jefferies LLC	249,021	(249,021)	—
JP Morgan Securities LLC	1,231,656	(1,231,656)	—
SG Americas Securities LLC	196,776	(196,776)	—
State Street Bank & Trust Company	106,317	(106,317)	—

	$3,864,488	$(3,864,488)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Institutional	Investor A	Class K
Service Fee	—%	0.25%	—%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended January 31, 2020, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A
$2,245

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$147	$226	$5,477	$5,850

For the year ended January 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$26,892	$1,926	$11,539	$40,357

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2020, the amount waived was $8,956.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.29%
Investor A	0.49
Class K	0.24

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through May 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2020, there were no fees waived and/or reimbursed by the Manager.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended January 31, 2020, expense waivers and/or reimbursements specific to Investor A Shares were $1,105.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of January 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31, 2021	Expiring August 13, 2022
Fund Level	$—	$—
Institutional	—	—
Investor A	1,252	1,105
Class K	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on January 31, 2020:

2020
Fund Level	$—
Institutional	—
Investor A	1,833
Class K	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2020, the Fund paid BTC $23,777 for securities lending agent services.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended January 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$14,899,630	$2,180,775	$(118,889)

7.	PURCHASES AND SALES

For the year ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were $373,892,744 and $1,373,646,144, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended January 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference, attributable to the use of equalization was reclassified to the following accounts:

Paid-in capital	$5,021,950
Accumulated earnings	(5,021,950)

The tax character of distributions paid was as follows:

	01/31/20	01/31/19
Ordinary income(a)	$124,989,823	$84,228,112
Long-term capital gains	—	1,018,735

Total	$124,989,823	$85,246,847

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$4,867,961
Net unrealized gains(a)	211,733,756

Total	$216,601,717

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, the realization for tax purposes of unrealized gains/losses on certain futures and the timing and recognition of partnership income.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost.	$1,531,692,218

Gross unrealized appreciation	$333,465,148
Gross unrealized depreciation	(121,721,406)

Net unrealized appreciation	$211,743,742

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the real estate investment trusts (REITs) sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/20		Year Ended 01/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,983,133	$21,849,930	1,226,168	$12,328,421
Shares issued to shareholders in reinvestment of distributions	301,319	3,267,228	125,396	1,267,551
Shares redeemed	(1,051,097)	(11,641,842)	(492,569)	(5,012,105)

Net increase	1,233,355	$13,475,316	858,995	$8,583,867

Investor A
Shares sold	118,774	$1,315,631	36,084	$357,375
Shares issued to shareholders in reinvestment of distributions	6,086	65,782	2,218	22,469
Shares redeemed	(19,006)	(207,648)	(302,798)	(3,039,049)

Net increase (decrease)	105,854	$1,173,765	(264,496)	$(2,659,205)

Class K
Shares sold	49,272,111	$540,195,394	121,073,540	$1,221,621,865
Shares issued to shareholders in reinvestment of distributions	9,364,918	101,460,934	7,861,641	79,271,414
Shares redeemed	(145,927,382)	(1,597,078,397)	(52,853,789)	(525,062,993)

Net increase (decrease)	(87,290,353)	$(955,422,069)	76,081,392	$775,830,286

Total Net Increase (Decrease)	(85,951,144)	$(940,772,988)	76,675,891	$781,754,948

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Developed Real Estate Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Developed Real Estate Index Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended January 31, 2017 and the period August 13, 2015 (commencement of operations) to January 31, 2016 of the Fund were audited by other auditors whose report dated March 24, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended January 31, 2020, the following information is provided with respect to the ordinary income distributions paid by iShares Developed Real Estate Index Fund:

	Payable Dates
Qualified Dividend Income for Individuals(a)	04/11/2019	0.18%
	07/19/2019	7.37
	10/11/2019	7.94
	12/13/2019	7.94
Qualified Business Income(a)	04/11/2019	2.87
	07/19/2019	27.53
	10/11/2019	29.51
	12/13/2019	29.51
Qualified Short-Term Capital Gains for non-U.S. Residents(b)	12/13/2019	2.53

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	27

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of iShares Developed Real Estate Index Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019); Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 176 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 176 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 176 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 176 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 176 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 176 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 176 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 176 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 176 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 176 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 176 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 176 Portfolios	None

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	124 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	125 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, California 94105

Accounting Agent and Custodian

State Street Bank and

Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	33

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	35

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-1/20-AR

Item 2 – Code of Ethics – The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors (the "board of directors"), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP ("D&T") in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees1		(c) Tax Fees2		(d) All Other Fees
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
iShares Developed	$26,520	$26,520	$0	$0	$15,400	$16,800	$0	$0
Real Estate Index
Fund

The following table presents fees billed by D&T that were required to be approved by the registrant's audit committee (the "Committee") for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the "Investment Adviser" or "BlackRock") and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Affiliated Service Providers"):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees1	$0	$0
(c) Tax Fees2	$0	$0
(d) All Other Fees3	$2,284,000	$2,050,500

1The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 3 Non-audit fees of $2,284,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund's principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC's auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by- case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre- approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non- audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not Applicable

(g)The aggregate non-audit fees, defined as the sum of the fees shown under "Audit-Related Fees," "Tax Fees" and "All Other Fees," paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year	Previous Fiscal Year

	End	End
iShares Developed Real Estate	$15,400	$16,800
Index Fund

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year	Previous Fiscal Year
End	End
$2,284,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h)The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Funds

Date: April 3, 2020